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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2000

                                 WHX Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)

   Delaware                           1-2394               13-3768097
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(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)

                 110 East 59th Street, New York, New York 10022
                 ----------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 355-5200

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.      Other Events

     On February 18, 2000, WHX Corporation mailed to stockholders its Annual Report for the twelve months ended December 31, 1999, a copy of which is attached hereto as Exhibit 99-1.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WHX CORPORATION



Dated: February 22, 2000                   By:  /s/ Ronald LaBow
                                               -----------------
                                                Name:  Ronald LaBow
                                                Title: Chairman of the Board


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Exhibit No.         Exhibits

23-1                Consent of PricewaterhouseCoopers LLP

99-1                Annual Report for the twelve months ended
                    December 31, 1999